Exhibit 32.1

      SECTION 1350 CERTIFICATION

I, Donita R. Koval, of Omega Financial Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ Donita R. Koval
         -------------------
         Chief Executive Officer                      Date: 03/15/2006
                                                            ----------

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.


      SECTION 1350 CERTIFICATION

I,  Daniel L.  Warfel,  of Omega  Financial  Corporation,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         /s/ Daniel L. Warfel
         --------------------
         Chief Financial Officer                        Date: 03/15/2006
                                                              ----------

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.


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